EXHIBIT 32

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Advanced Technologies Group, Ltd. (the "Company") on Form 10-Q for the period ended July 31, 2008 as filed with the U.S. Securities and Exchange Commission on the date hereof (the "Report"), I, Alex Stelmak, Chief Executive Officer and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

A signed original of this written statement has been provided to the Company and will be retained by the Company and furnished to the SEC or its staff upon request.

Date: September 10, 2008                   /s/ Alex Stelmak
                                           ------------------------------------
                                           Alex Stelmak
                                           Chief Executive Officer and
                                           Chief Financial Officer